UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) April 28, 2009

SEMITOOL, INC.

(Exact name of registrant as specified in its charter)

Montana	0-25424	81-0384392
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

655 West Reserve Drive
Kalispell, Montana	59901
Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:(406) 752-2107

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02	Results of Operations and Financial Condition.

On April 28, 2009, Semitool, Inc. (the “Company”) issued a press release announcing the Company’s financial results for the second quarter of fiscal year 2009 ended March 31, 2009. A copy of the press release is attached hereto as Exhibit 99.1.

Item 9.01	Financial Statements and Exhibits.

(c)	Exhibits:

	Exhibit No.	Description

	Exhibit 99.1	Press Release issued by Semitool, Inc. dated April 28, 2009.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

SEMITOOL, INC.
(Registrant)

Date: April 28, 2009	By:	/s/Larry A. Viano
Larry A. Viano
Chief Financial Officer